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                           EDGAR ONLINE, INC.
                         SUBSCRIPTION AGREEMENT

Edgar Online, Inc.
50 Washington Street
Norwalk, CT 06854

Gentlemen:

1. Subscription. The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from Edgar Online, Inc. (the "Company") the number of units (the "Units") set forth on the signature page hereof, at a purchase price of $45,000 per Unit. Each Unit consists of 10,000 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") and a Warrant to purchase 10,000 shares of the Common Stock during the period commencing on January 1, 2000 and expiring on January 31, 2000, subject to certain vesting conditions set forth therein (the "Warrants"). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Term Sheet of the Company dated February 24, 1999, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the "Term Sheet"), relating to the offering by the Company of a minimum of 11 Units (the "Minimum Amount") and a maximum of 22 Units (the "Offering").

      The terms of the Offering are more completely described in the Term Sheet and such terms are incorporated herein in their entirety. Certain terms used but not otherwise defined herein shall have the respective meanings provided in the Term Sheet.

2. Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, "Littman Krooks Roth & Ball P.C., Escrow Agent for Edgar Online, Inc." in the full amount of the purchase price of the Units being subscribed for. To request wire transfer instructions, please contact Ms. Susan Strausberg, telephone no. (203) 852- 5666. Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest, penalty, expense or deduction if this Subscription Agreement is not accepted by the Company, the Offering is terminated pursuant to its terms or by the Company, or the Minimum Amount of Units is not sold.

3. Deposit of Funds. All payments made as provided in Section 2 hereof shall be deposited as soon as practicable with Littman Krooks Roth & Ball P.C., as escrow agent (the "Escrow Agent"), in an escrow account (the "Escrow Account") until the earliest to occur of (a) the closing of the sale of the Minimum Amount of Units (the "First Closing"), (b) the rejection of such subscription or (c) the termination of the Offering by the Company. The Company may continue to offer and sell the Units and conduct additional closings (each, a "Closing") for the sale of additional Units after the First Closing and until the termination of the Offering.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Units,


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in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated or the Minimum Amount is not raised, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5. Representations and Warranties. The Purchaser hereby acknowledges, represents, warrants and agrees as follows:

(a) None of the shares of Common Stock or the Warrants contained in the Units or the shares of Common Stock underlying the Warrants contained in the Units and offered pursuant to the Term Sheet are registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) The Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the "Advisors") have received the Term Sheet and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein, and the Purchaser and the Advisors, if any, prior to the execution of this Subscription Agreement, have had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act;

(c) Neither the Securities and Exchange Commission nor any state securities commission has approved the Units, the shares of Common Stock, the Warrants or any of the shares of Common Stock underlying the Warrants, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Term Sheet. The Term Sheet has not been reviewed by any Federal, state or other regulatory authority;

(d) All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Term Sheet) have been made available for inspection by the Purchaser and the Advisors, if any;

(e) The Purchaser and the Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and the Advisors, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Term Sheet or as contained in documents or answers to questions so furnished to the Purchaser or the Advisors, if any, by the Company;


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(g) The Purchaser is unaware of, is no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions and warrants to be paid by the Company to VM Equity Partners);

(i) The Purchaser, together with the Advisors, if any, have such knowledge and experience in financial, tax and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only his own Advisors;

(k) The Purchaser is acquiring the Units solely for such Purchaser's own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the Warrants or the shares of Common Stock issuable upon conversion of the Warrants contained in the Units; and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the securities constituting the Units. The Company has agreed that purchasers of the Units will have, with respect to the shares of Common Stock underlying the Warrants included in the Units, the registration rights described in Section 6 described herein. Notwithstanding such registration rights, it is not anticipated that there will be any market for resale of the Units, Warrants or Common Stock and such securities will not be freely transferable at any time in the foreseeable future;

(m) The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time;


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(n) The Purchaser is aware that an investment in the Units involves a number of very significant risks and, in particular, acknowledges that the Company has had a limited operating history and is not profitable;

(o) The Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein;

(p) The Purchaser: (i) if a natural person represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization or other entity, such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and
(iii) if executing this Subscription Agreement in a representative or fiduciary capacity, it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and the Advisors, if any, had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Term Sheet and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to its full satisfaction;

(r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Term Sheet. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;


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(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not exces sive in view of its net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or the Advisors, if any, consider material to its decision to make this investment;

(u) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Term Sheet;

(v) Within five days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(w) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL; and

(z) (For ERISA plans only)The fiduciary of the ERISA plan represents that he has been informed of and understands the Company's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision, and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

6. Registration Rights.

      (a) In the event that the Company seeks to effect a public offering of its securities and, in such regard, the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form


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S-4, S-8 or other limited purpose form), then the Company will give written notice of such determination to all holders of Units ("Holders"). Upon the written request of the Holders (the "Responding Holders"), within twenty (20) days after receipt of any such notice from the Company, the Company will, except as provided herein, cause all, or any portion so requested, of the shares of Common Stock contained in the Units and the shares of Common Stock underlying the Warrants contained in the Units (collectively the "Registrable Securities") owned by the Responding Holders to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, however, that nothing provided herein shall either (i) require the Company to file any registration statement at any time or (ii) prevent the Company from, at any time, abandoning or delaying any such registration. If any registration pursuant to this Section 6(a) shall be underwritten, in whole or in part, the Company shall require that the Registrable Securities requested for inclusion pursuant to this Section 6(a) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all or any portion of the Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding securities proposed to be included therein by holders of securities other than the Responding Holders, would interfere with the successful marketing of such securities, then the number of such Registrable Securities that the managing underwriter believes may be sold in such underwritten public offering shall be allocated for inclusion in the registration statement in the following order of priority: (i) the securities being offered by the Company: (ii) to the extent not in conflict with prior agreements of the Company, the number of Registrable Securities then owned by each Responding Holder, on a pro rata basis, based upon the number of Registrable Securities sought to be registered by each such Responding Holder; and (iii) the number of securities held by holders other than Responding Holders, on a pro rata basis, based upon the number of securities sought to be registered by each such other holder. The Registrable Securities that are excluded from the underwritten public offering shall be withheld from the market by the Responding Holders for a period that the managing underwriter reasonably determines to be necessary to effect the underwritten public offering (the "Holdback Period").

      (b) When the Company is required by the provisions of Section 6(a) to effect the registration of Registrable Securities under the Act, the Company will:

      1. prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until such time as all of the Registrable Securities may be sold without regard to volume limitations under Rule 144 under the Securities Act ("Rule 144");

      2. prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective such time as all of the Registrable Securities may be sold without regard to volume limitations under Rule 144;

      3. furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final


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            prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

      4. use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign company in any jurisdiction wherein it is not so qualified;

      5. notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

      6. notify such holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

      7. prepare and file with the SEC, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred with by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Securities by such holder;

      8. prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statement therein, in light of the circumstances in which they were made, not misleading; and;

      9. advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

      (c) With respect to the registration, all fees, costs and expenses of and incidental to such registration and public offering (as specified below) in connection therewith shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro rata share of the underwriting discount and commission and transfer taxes. The fees, costs and expenses of registration to be borne


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by the Company as provided above shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders; and

      (d) 1. The Company will indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 6(a) hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

      2. Each holder of the Registrable Securities included in a registration pursuant to the provisions of Section 6(a) will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

      3. Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (1) or (2) of this Section 6(c) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(1) or (2), promptly notify the indemnifying party of the


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commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (1) or (2) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

7. Intentionally deleted.

8. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.


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11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

12. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Units, the Shares of Common Stock, the Warrants and the shares of Common Stock issuable upon conversion of the Warrants shall be made only in accordance with all applicable laws.

13. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York relating to contracts entered into and to be performed wholly within such State. The Purchaser hereby irrevocably submits to the exclusive jurisdiction of any New York State court or United States Federal court sitting in New York County over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in such New York State or Federal court. The Purchaser further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in New York State or United States Federal courts sitting in New York County. THE PURCHASER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

14. Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

15. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16. Confidentiality. The Purchaser acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions,


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

developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

17. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The Purchaser's representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Units.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.


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

                    Accredited Investor Certification
                    (Initial the appropriate box(es))

___ (i) I am a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year ("income", for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the "Code"), (2) any deduction for depletion under Section 611 et seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

___ (ii) I am a natural person whose individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Units be in excess of $1,000,000;

___ (iii) The Purchaser is an investor satisfying the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are "accredited investors" as otherwise defined in Regulation D;

___ (iv) The Purchaser is a trust, which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Units offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Units;

___   (v) I am a director or executive officer of Edgar Online, Inc.; or

___ (vi) The Purchaser is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.


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

If the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

___________________________________     ________________________________________
Print Name(s)                           Social Security Number(s)

___________________________________     ________________________________________
Signature(s) of Purchaser(s)

___________________________________     ________________________________________
Date                                    Address

If the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or
TRUST:

___________________________________     ________________________________________
Name of Partnership,                    Federal Taxpayer
Corporation, Limit                      Identification Number
Liability Company or
Trust

___________________________________
Date

By:________________________________     ________________________________________
Name:                                   State of Organization

Title:_____________________________     ________________________________________
                                        Address

Amount Subscribed: $______________

SUBSCRIPTION ACCEPTED AND AGREED TO
this    day of               1999

Edgar Online, Inc.

By:________________________________
         Authorized Officer


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